Exhibit 99.1

ROBBINS LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsllp.com

STEPHEN J. ODDO (174828)

soddo@robbinsllp.com

SHANE P. SANDERS (237146)

ssanders@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

RM LAW, P.C.

RICHARD A. MANISKAS

rmaniskas@rmclasslaw.com

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

Telephone: (484) 324-6800

Facsimile: (484) 631-1305

Attorneys for Plaintiff

Vladimir Gusinsky Revocable Trust

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

VLADIMIR GUSINSKY REVOCABLE TRUST, Derivatively on Behalf of VEECO INSTRUMENTS INC.,

Plaintiff,

v.

JOHN R. PEELER, JOHN P. KIERNAN, SHUBHAM MAHESHWARI, RICHARD A. D'AMORE, PETER J. SIMONE, GORDON HUNTER, KEITH D. JACKSON, THOMAS ST. DENNIS, KATHLEEN A. BAYLESS, and DOES 1-25, Inclusive,

Defendants.

-and-

VEECO INSTRUMENTS INC., a Delaware corporation,

Nominal Defendant.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 18CV339925 AMENDED Notice of PENDENCY AND Proposed Settlement OF SHAREHOLDER DERIVATIVE ACTION EXHIBIT C

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:	ALL OWNERS OF THE COMMON STOCK OF VEECO INSTRUMENTS, INC. ("VEECO" OR THE "COMPANY") CURRENTLY AND AS OF AUGUST 16, 2022 ("CURRENT SHAREHOLDERS"):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A VEECO SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT OR THE AMOUNT OF ATTORNEYS' FEES AND EXPENSES DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Superior Court of the State of California, County of Santa Clara (the "Court"), that a proposed settlement (the "Settlement")1 has been reached by the parties to the above-captioned shareholder derivative action (the "Action").

As explained below, a hearing will be held on November 17, 2022 at 1:30 p.m. before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 (the "Settlement Hearing"), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Action, including the dismissal of the Action with prejudice. For a more detailed statement of the matters involved in the Action, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected (a) online on the Superior Court of California, County of Santa Clara's Electronic Filing and Service Website at www.scefiling.org, or (b) in person at Records, Superior Court of California, County of Santa Clara, 191 N. First Street, San Jose, California 95113, between the hours of 8:30 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays and closures. The Stipulation is also available for viewing on the website of Plaintiff's Counsel, Robbins LLP (https://robbinsllp.com/veeco-instruments-inc-settlement/).

1 All capitalized terms herein, including "Settlement," have the same meanings as set forth in the Amended Stipulation of Settlement dated September 9, 2022 (the "Stipulation").

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

This Notice is NOT an expression of any opinion by the Court with respect to the merits of the claims or defenses asserted in the Action or whether Defendants engaged in any wrongdoing. The Notice is merely intended to advise you of the pendency and settlement of the Action.

THERE IS NO CLAIMS PROCEDURE. The Settlement will result in certain changes to the Company's corporate governance reforms, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	THE ACTION

A.	Brief Factual and Procedural Summary

Plaintiff alleges that it brought this Action on behalf of and for the benefit of Veeco and against the Individual Defendants. On December 21, 2018, Plaintiff filed a derivative complaint on behalf of Veeco, pleading claims against the Individual Defendants for breach of fiduciary duty, unjust enrichment, and waste of corporate assets (the "Complaint"). Specifically, Plaintiff alleges that the Individual Defendants made false and misleading statements in connection with the Company's acquisition of Ultratech, Inc. in 2017. The Individual Defendants have denied, and continue to deny, all of Plaintiff's allegations and that there was any violation of law.

Defendants filed a demurrer to the Complaint on September 20, 2019, arguing that Plaintiff had failed to adequately plead demand futility and had failed to adequately plead any of its underlying derivative claims. Plaintiff filed an opposition to the demurrer on November 13, 2019, and Defendants filed a reply brief in support of their demurrer on December 16, 2019.

The Court heard argument from the parties on June 5, 2020, and, following the hearing, issued an order sustaining the demurrer for failure to adequately plead demand futility, holding that the Offering Documents "did disclose 'continu[ing]' risks in the Asia-Pacific region bearing on increased competition" and that Plaintiff's allegations failed to establish demand futility because the "allegations regarding the defendants' knowledge are conclusory and are not specific to each director." Order Sustaining Demurrer at 5. The Court gave Plaintiff sixty (60) days to amend.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

On June 12, 2020, Plaintiff served on the Company a request for the production of certain documents relevant to demand futility, as well as a demand to inspect the documents pursuant to the applicable inspection demand statutes under Delaware and California law. The Company served its responses and objections to Plaintiff's request for production of documents on July 14, 2020. The parties thereafter met and conferred and, notwithstanding their dispute concerning Plaintiff's entitlement to discovery at the pleading stage reached an agreement pursuant to which the Company would produce certain documents responsive to Plaintiff's requests and extend Plaintiff's time to file an amended complaint pending the production and review of those documents.

On July 28, 2020, subject to the Stipulation and Protective Order Regarding Confidential Information that was entered by the Court on July 24, 2020 and Veeco's reservation of rights regarding Plaintiff's entitlement to discovery, Defendants produced the documents—which included all board books and records from board meetings (including minutes, resolutions, reports, presentations, or memoranda made, reviewed by, or provided to the Board) between July 1, 2016, and December 31, 2017—to Plaintiff. Following a review of those documents, on August 24, 2020, Plaintiff filed its amended complaint (the "Amended Complaint"). The Amended Complaint contained additional allegations from the document production that Plaintiff believes were sufficient to support a finding that a majority of the members of Veeco's Board faced a substantial likelihood of liability and, therefore, that demand was futile.

Defendants filed a demurrer directed at the Amended Complaint on September 23, 2020, again arguing that Plaintiff had failed to adequately plead demand futility and had failed to adequately plead any of its underlying derivative claims. Plaintiff filed an opposition to the demurrer to the Amended Complaint on November 19, 2020, and defendants filed a reply brief in support of their demurrer to the Amended Complaint on December 23, 2020. The Court heard argument from the parties on the demurrer to the Amended Complaint on January 13, 2021.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

On January 25, 2021, the Court issued an order sustaining Defendants' demurrer with prejudice for failure to adequately plead demand futility (the "Dismissal Order"). The Court held that Plaintiff's "allegations fall short of establishing an inference of scienter [and] Plaintiff fails to explain specifically how Veeco's financial projections were misleading in light of the information known to the board …." Dismissal Order at 11. The Court further held that Plaintiff "does not adequately plead facts supporting an inference that directors knew positive statements" were "false or misleading," or "explain exactly how these statements are false or misleading." Id. at 12. The Court denied Plaintiff's request for leave to amend.

On March 26, 2021, Plaintiff filed a notice of appeal of the Dismissal Order.

After the parties agreed to settle the Action, on June 3, 2022, Plaintiff requested dismissal of its appeal in the Sixth Appellate District of the California Court of Appeal (the "Court of Appeal") and immediate issuance of remittitur of record so that jurisdiction would be reinstated in the Court and the parties could seek settlement approval pursuant to California Rules of Court 8.272(c) and 8.244(c)(2). The Court of Appeal, thus, dismissed Plaintiff's appeal on June 7, 2022. On June 9, 2022, the Court of Appeal issued a remittitur reinstating jurisdiction in the Court, and the remittitur was filed in the Court on June 10, 2022.

On July 7, 2022, the parties filed a stipulation requesting that the Court vacate the Dismissal Order for the limited purpose of permitting the Court to consider and approve the agreed-to settlement. The Court signed an order vacating the Dismissal Order for that limited purpose the same day.

B.	The Parties' Settlement Negotiations

Following the Dismissal Order and the filing of Plaintiff's notice of appeal, Plaintiff and Defendants actively engaged in discussions aimed at a possible resolution of the Action. In the fall of 2021, Plaintiff served the Company with a letter setting forth a detailed framework for a potential settlement of the Derivative Action ("Settlement Demand"), which included a slate of proposed corporate reforms. Over the next several months, counsel for the Settling Parties engaged in good-faith negotiations regarding a potential resolution of the Action, which included participating in a number of telephonic conferences and exchanging multiple drafts of corporate governance reforms that the Settling Parties believed could possibly form the basis for a settlement.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

The Settling Parties' extensive negotiations culminated in the settlement agreement set forth in the Stipulation. Subject to approval of the Court, the Settling Parties agree that Plaintiff's Action and the Released Claims shall be resolved as set forth in the Stipulation.2

II.	PLAINTIFF'S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes the Action has substantial merit, and Plaintiff's entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Action. However, Plaintiff and Plaintiff's Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals, even if Plaintiff were successful in overturning the Dismissal Order on appeal. Plaintiff's Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff's Counsel are also mindful of the inherent problems of establishing standing in derivative litigation—as evidenced by the Court's dismissal of the Action—and the possible defenses to the claims alleged in the Action.

2 Pursuant to paragraph 1.15 of the Stipulation, "Released Claims" means any and all actions, suits, claims, demands, losses, debts, rights, liabilities, and causes of action of every nature, including known claims as to the Releasing Parties and both known and Unknown Claims as to the Settling Parties, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that (i) have been or could have been or in the future might be asserted by Veeco, derivatively by Plaintiff as a stockholder of Veeco, or any other Veeco stockholder or any other Person acting or purporting to act derivatively on behalf of Veeco, against the Released Persons, and which arise out of, or are connected to, or based upon, or are related in any way to any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Action, or that could have been alleged in any pleading, amended pleading, complaint, amended complaint, brief, motion, report, or filing in this Action; or (ii) arise from or relate to the Settlement, provided, however, that the Released Claims shall not include any claims by Veeco, any of its current or former directors, officers, employees, or any other Person for coverage under an insurance policy against the insurer(s) under such policy and that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Plaintiff's Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Veeco's press releases, public statements, U.S. Securities and Exchange Commission ("SEC") filings, and securities analysts' reports and advisories about the Company; (ii) reviewing related media reports about the Company; (iii) propounding discovery requests and issuing an inspection demand on the Company, negotiating for internal books and records and other documents regarding the alleged wrongdoing, and reviewing the documents produced; (iv) researching applicable law with respect to the claims alleged in the Action and potential defenses thereto; (v) preparing and filing the derivative complaint; (vi) conducting damages analyses; (vii) evaluating the merits of, and potential liability in connection with the factually related securities action, captioned Wolther v. Maheshwari, et al., No. 18CV329690 (Cal. Super. Ct.-Santa Clara Cty.); and (viii) negotiating this Settlement with Defendants, including researching corporate governance best practices and negotiating the Reforms.

Based on Plaintiff's Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff's Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Veeco. Based upon Plaintiff's Counsel's evaluation, Plaintiff has determined that the Settlement is in the best interests of Veeco and has agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation.

III.	DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Action. Defendants note that the Superior Court dismissed Plaintiff's complaint twice, the second time with prejudice.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Veeco or its stockholders; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiff, Veeco, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Action, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Veeco and its stockholders. Nonetheless, Defendants have taken into account the uncertainty and risks inherent in any litigation, including legal fees and expenses.

The Defendants are entering into this Settlement to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Defendants have, therefore, determined that it is in the best interests of Veeco for the Action to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	INDEPENDENT DIRECTOR APPROVAL

The independent non-defendant outside directors on Veeco's Board are unanimously approving a resolution reflecting their determination, in an exercise of their business judgment, that: (a) the filing, prosecution, and resolution of the Action was the cause for the implementation of the Reforms; (b) the Reforms confer substantial benefits on the Company and its stockholders; and (c) the Settlement is fair, reasonable and in the best interests of the Company and its stockholders.

V.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court3 and is available for viewing on the website of Plaintiff's Counsel, Robbins LLP (https://robbinsllp.com/veeco-instruments-inc-settlement/). The following is only a summary of its terms.

3 The Stipulation may be inspected (a) online on the Superior Court of California, County of Santa Clara's Electronic Filing and Service Website at www.scefiling.org, or (b) in person at Records, Superior Court of California, County of Santa Clara, 191 N. First Street, San Jose, California 95113, between the hours of 8:30 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays and closures.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

As consideration for the Settlement, and as a result of the filing, prosecution, and settlement of the Action, within sixty business (60) days of issuance of an order finally approving the Settlement, Veeco's Board shall adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the following Corporate Governance Reforms as provided for in Exhibit A attached to the Stipulation. The Reforms shall remain in effect for no less than five (5) years from the date of adoption. Veeco and the Individual Defendants acknowledge and agree that the adoption, implementation, and maintenance of the Reforms detailed herein confer substantial and material benefits upon the Company, and that the filing, prosecution, and resolution of the Action was the cause for the implementation of the Reforms.

The Reforms provide for the following:

Disclosure Committee

The Company the shall formalize and enhance the duties and responsibilities of the Disclosure Committee (the "Disclosure Committee") with the following purpose, members and responsibilities, to be reflected in an official Charter:

1.	Purpose

The purpose of the Disclosure Committee is to ensure that all public disclosures made by the Company are accurate and complete, should fairly present in all material respects the Company's financial condition and results of operations, and should be made on a timely basis as required by applicable laws and stock exchange requirements.

2.	Membership

(a)         The Disclosure Committee shall be comprised of the following Company employees: Kevin Artz, Director, Accounting (Disclosure Committee Chair); Gary Reifert, Vice President, Corporate Controller; Scott Kapica, Manager, Accounting; Anthony Bencivenga, Senior Director, Investor Relations; Betty Ruan, Director, Tax; Wen (Wendy) Yu, Tax Manager; Adrian Devasahayam, Senior Vice President, Product Line Management and Kirk Mackey, Vice President, General Counsel. Such members may be replaced, or new members added, at any time and from time to time by Veeco's Chief Executive Officer and Chief Financial Officer (collectively, the "Senior Officers").

(b)         Notwithstanding any provision to the contrary, the Senior Officers at their option may at any time (i) take on the responsibilities of and function as a member of the Disclosure Committee, as identified in this Charter, or (ii) may designate two or more Committee members (at least one of whom shall be an attorney knowledgeable about Securities and Exchange Commission ("SEC") disclosure rules and regulations and at least one of whom shall be knowledgeable about accounting and SEC financial reporting) who shall have the power, acting together, to review and approve disclosure statements (other than periodic reports) when deemed appropriate by the Senior Officers.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

(c)         One member of the Disclosure Committee shall be appointed by the Senior Officers as chairperson (the "Chair"). The Chair shall be responsible for scheduling and presiding over meetings and preparing agendas.

(d)         The Disclosure Committee may solicit input from officers and employees throughout the Company as necessary to carry out its responsibilities.

(e)         The Disclosure Committee may consult with the Company's outside counsel and independent public accountants from time to time as deemed appropriate by the Committee in discharging its responsibilities. Representatives of such counsel and such accountants, and any other person or persons deemed appropriate by the Disclosure Committee, may attend meetings of the Disclosure Committee upon invitation by the Chair.

3.	Duties and Responsibilities

The Disclosure Committee shall assist the Senior Officers in fulfilling their responsibility to oversee the accuracy, completeness and timeliness of certain public disclosures made by the Company by taking responsibility for the following tasks, in each case subject to the supervision and oversight of the Senior Officers:

(a)         Establish and maintain controls and procedures (which may include controls and procedures currently used by the Company) that are designed to ensure that:

(i)        information required to be disclosed by the SEC, together with certain other information that the Company publicly discloses, is recorded, processed, summarized and reported accurately and on a timely basis; and

(ii)        information is accumulated and communicated to management, including the Senior Officers, as appropriate to allow timely decisions regarding such disclosure (collectively, the "Disclosure Controls and Procedures").

(b)         Participate in discussions and make recommendations to the Senior Officers regarding decisions related to the materiality of information and determination of disclosure obligations with respect to Disclosure Statements (as defined below in Section 3(c)). The Disclosure Committee should serve as a central point to which material information is directed and a resource to address questions regarding materiality and the requirement to disclose.

(c)         Supervise the preparation and review of the Company's:

(i)         quarterly earnings press release and related materials (such as analyst conference call scripts);

(ii)         periodic and current reports, proxy statements, information statements, registration statements and other information filed with or furnished to the SEC;

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

(iii)         Correspondence broadly disseminated to the Company's securityholders;

(iv)         where directed by the Senior Officers, presentations to analysts, rating agencies and lenders, and presentations of financial information and earnings guidance to securityholders and the investment community; and

(v)         disclosures relating to the Company's results of operations and financial position as posted to the Company's website (clauses (i) through (v) collectively, the "Disclosure Statements").

(d)         Monitor the integrity and effectiveness of the Company's Disclosure Controls and Procedures.

(e)         Conduct periodic discussions with the Senior Officers regarding the Disclosure Committee's proceedings, the preparation of the Disclosure Statements and the Disclosure Committee's evaluation of the effectiveness of the Company's Disclosure Controls and Procedures.

(f)          Provide an assessment to the Company's Senior Officers prior to the filing of each periodic report as to: (i) any concerns identified by the Disclosure Committee regarding its evaluation of the effectiveness of the Company's Disclosure Controls and Procedures; and (ii) any other matters that the Senior Officers may request.

(g)         Evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of the fiscal period covered by each Annual Report on Form 10-K and each Quarterly Report on Form 10-Q.

(h)         Review and reassess this Charter annually and recommend any proposed changes to the Senior Officers for approval.

(i)         The Disclosure Committee shall have such additional responsibilities as a Senior Officer may assign to it from time to time.

(j)         Any questions of interpretation of this Charter or questions regarding the Disclosure Committee's procedures, responsibilities and powers shall be determined by any Senior Officer or, in the absence of the Senior Officers from any meeting, the Chair.

4.            Meetings. The Disclosure Committee shall meet at the request of any Disclosure Committee member and as frequently as necessary to:

(a)         Review, and ensure the accuracy and completeness of, the Disclosure Statements.

(b)         Evaluate the disclosure controls and procedures and determine whether any changes to the disclosure controls and procedures are necessary or advisable in connection with the preparation of the Company's Disclosure Statements, taking into account developments since the Disclosure Committee's most recent meeting, including changes to the Company's organization and business lines and any change in economic, regulatory or industry conditions.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

5.            Audit Committee Participation. The Senior Officers, together with their designees, shall present the periodic reports to the Audit Committee, with an oral or written report highlighting any particular issues, followed by a discussion. In connection with this presentation, full disclosure shall be made of any significant deficiencies in the design or operation of the Disclosure Controls and Procedures, as well as any fraud or intentional wrongdoing that involves management or other employees with a significant role in internal controls.

6.            Charter. The Charter of the Disclosure Committee will be provided to any stockholder who makes a proper and lawful request for a copy pursuant to Section 220 of the Delaware General Corporation Law.

Director Education

The Company's Director Education Policy shall be amended to require each member of the Board to annually participate in (including by virtual means) a director education program that will address corporate governance principles and best practices for effective board oversight of audit and internal controls functions, enterprise risk, financial reporting and disclosures, and legal-regulatory compliance.

VI.	DISMISSAL AND RELEASES

The Effective Date of the Settlement is conditioned upon the following: (i) final approval of the Settlement by the Court following notice to Current Shareholders and the Settlement Hearing contemplated by the Stipulation; (ii) Court entry of the Judgment, approving the Settlement and dismissing with prejudice the Action, without awarding costs to any Party, except as provided in the Stipulation; and (iii) passing of the date upon which the Judgment becomes Final (the "Effective Date").

Upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever waived, released, relinquished, discharged, and dismissed with prejudice all Released Claims (including Unknown Claims) against each and every one of the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against each and every one of the Released Persons. Upon the Effective Date, each and every Releasing Party will be permanently and forever barred, estopped, and enjoined from asserting, commencing, instituting, prosecuting, continuing to prosecute, or maintaining in any court of law or equity, arbitration tribunal, or administrative forum any and all of the Released Claims against any and all of the Released Persons. Nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. The Settling Parties acknowledge, and the Releasing Parties shall be deemed by operation of law to acknowledge, that the waiver of Unknown Claims, and of the provisions, rights and benefits of § 1542 of the California Civil Code, was bargained for and is a key element of the Settlement.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff's Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

The releases provided in this Stipulation shall become effective immediately upon occurrence of the Effective Date without the need for any further action, notice, condition or event.

VII.	Plaintiffs' ATTORNEYS' FEES AND EXPENSES

After negotiating the substantive terms of the settlement, the Settling Parties separately negotiated the attorneys' fees and expenses the Defendants would pay or cause to be paid to Plaintiff's Counsel. As a result of those negotiations, Defendants have agreed, subject to Court approval, to pay or cause to be paid to Plaintiff's counsel $300,000 in attorneys' fees and expenses, in recognition of the substantial benefits conferred upon Veeco as a result of the Action and the Settlement (the "Fee and Expense Amount"). The independent non-defendant directors of the Company's Board, in the good faith exercise of their business judgment, have approved the agreed-to Fee and Expense Amount. To date, Plaintiff's Counsel have neither received any payment for their services in conducting the Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred. Except as otherwise provided herein, each of the Settling Parties shall bear his, her, or its own fees and costs, and neither the Company nor any other Released Person shall have any obligations with respect to Plaintiff's Counsel's fees and/or expenses beyond the Fee and Expense Amount. Veeco shareholders are not personally liable for the payment of any award of attorneys' fees and expenses.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

The Settlement is not contingent on the allowance or disallowance by the Court of the Fee and Expense Amount or any minimum or specific amount of attorneys' fees or litigation expenses. Notwithstanding any other terms of the Settlement, the Fee and Expense Amount shall be considered by the Court separate and apart from its consideration of the fairness, reasonableness, and adequacy of the Settlement, and any order or proceeding pertaining solely to the Fee and Expense Amount, or any appeal of any order pertaining solely thereto or reversal or modification thereof, shall not operate to, or be grounds to, terminate or cancel the Settlement of this Action, or affect or delay the finality of the Judgment approving this Settlement.

VIII.	THE SETTLEMENT HEARING

The Settlement Hearing will be held on November 17, 2022, at 1:30 p.m., before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113, at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Judgment finally approving the Settlement, substantially in the form of Exhibit E attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims against the Released Persons; (iii) whether the agreed-to Fee and Expense Amount should be approved; and (iv) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further written notice to Current Shareholders.

IX.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys' fees and reimbursement of expenses should not be approved. Hearings before the judge overseeing this case will be conducted remotely. (As of August 15, 2022, the Court's remote platform is Microsoft Teams.) Shareholders who wish to appear should contact Plaintiff's counsel at least three days before the hearing if possible. Instructions for appearing remotely are provided at https://www.scscourt.org/general_info/ra_teams/video_hearings_teams.shtml and should be reviewed in advance. Shareholders may appear remotely using the Microsoft Teams link for Department 1 (Afternoon Session) or by calling the toll free conference call number for Department 1, which is 669-245-6247 (access code 399 396 192#).

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

In addition, any Current Shareholder may file with the Court, at least fourteen (14) calendar days prior to the Settlement Hearing, a written notice of objection containing the following information:

1.        Your name, legal address, and telephone number;

2.        The case name and number (Vladimir Gusinsky Revocable Trust v. Peeler, et al., No. 18CV339925);

3.        Proof of being a Veeco shareholder currently and as of August 16, 2022;

4.        The date(s) you acquired your Veeco shares;

5.        A statement of each of each objection being made;

6.        Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.        Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

All written objections and supporting papers must be filed on or before November 3, 2022, with the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 and serve such materials by that date, to each of the following Settling Parties' counsel:

Counsel for Plaintiff: Shane P. Sanders ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 ssanders@robbinsllp.com

Counsel for Defendants:

Matthew W. Close

Jonathan B. Waxman

O'MELVENY & MYERS LLP

400 South Hope Street, 18th Floor

Los Angeles, CA 90071

Telephone: (213) 430-6000

Facsimile: (213) 430-6407

mclose@omm.com

jwaxman@omm.com

Any Current Shareholder may appear and object at the Settlement Hearing without submitting a written objection.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Unless otherwise ordered by the Court, any Current Shareholder who does not make his, her, or its objection in the manner provided herein, whether by filing a written objection and/or appearing at the Settlement Hearing, shall be deemed to have waived such objection (including the right to appeal) and shall forever be barred and foreclosed, in this proceeding or in any other proceeding, from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on the website of Plaintiff's Counsel, Robbins LLP (https://robbinsllp.com/veeco-instruments-inc-settlement/). You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113. Or you can call Robbins LLP, 5040 Shoreham Place, San Diego, California 92122, telephone: (619) 525-3990, for additional information concerning the Settlement.

PLEASE DO NOT CONTACT THE COURT, VEECO, OR VEECO'S COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT.

DATED:
HONORABLE SUNIL R. KULKARNI SUPERIOR COURT JUDGE

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AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION